UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fifth Floor, Waterloo Exchange,

Waterloo Road, Dublin 4, Ireland D04 E5W7

(Address of principal executive offices) (Zip Code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	Jazz	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 3, 2021, Jazz Pharmaceuticals Public Limited Company, an Ireland public limited company (“Jazz”), entered into a Transaction Agreement (“Transaction Agreement”) with GW Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (“GW”), and Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated under the laws of England and Wales and an indirect wholly owned subsidiary of Jazz (“Bidco”), pursuant to which Bidco (and/or, at Bidco’s election, Bidco’s nominee(s)) acquired the entire issued share capital of GW (the “Transaction”) on May 5, 2021 pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme”).

On May 5, 2021, Jazz filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the closing of the Transaction. The Transaction was conditioned on, among other things, the sanction of the Scheme by the High Court of Justice of England and Wales (the “Court”). On May 5, 2021, the Court issued an order sanctioning the Scheme. Upon the delivery of such order to the Registrar of Companies in England and Wales on May 5, 2021, the Scheme became effective (the “Effective Time”). As a result, GW became an indirect wholly owned subsidiary of Jazz. At the Effective Time, the Scheme Shareholders (as defined in the Scheme) became entitled to receive for each Scheme Share (as defined in the Scheme) held by them at such time an amount equal to $16.662/3 in cash plus 0.010030 ordinary shares (the “Share Deliverable”), nominal value $0.0001 per share, of Jazz (“Jazz Ordinary Shares”). In addition, because each American Depositary Share issued by Citibank, N.A., as depositary, in respect of GW (“GW ADS”) represented a beneficial interest in 12 Scheme Shares held by such depositary, holders of GW ADSs became entitled under such depositary arrangements to receive, for each GW ADS (1) an amount equal to $200 in cash (less (a) a $0.05 per GW ADS cancellation fee, (b) a $0.05 per GW ADS distribution fee, (c) any other fees and expenses payable by such holders pursuant to the terms of the deposit agreement, dated as of May 7, 2013 (as amended), by and among GW, Citibank, N.A., as depositary, and all holders and beneficial owners of GW ADSs issued thereunder and (d) any applicable withholding taxes) and (2) an amount of Jazz Ordinary Shares equal to 12 times the Share Deliverable. Scheme Shareholders and holders of GW ADSs became entitled to receive cash in lieu of any fractional Jazz Ordinary Shares to which they would have otherwise been entitled to in accordance with the Scheme. In connection with the Transaction, 3,798,105 Jazz Ordinary Shares were issued to such Scheme Shareholders.

This Current Report on Form 8-K/A amends the Original Form 8-K to provide the consolidated financial statements of GW as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of GW as of December 31, 2020 and 2019 and for the years then ended, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of Deloitte & Touche LLP, the independent registered public accounting firm of GW, is attached hereto as Exhibit 23.1 to this Current Report on Form 8-K/A.

The unaudited consolidated financial statements of GW as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Jazz and GW as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020, and the notes related thereto, each giving effect to the Transaction, are included as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Transaction Agreement, dated as of February 3, 2021, by and among Jazz Pharmaceuticals UK Holdings Limited, Jazz Pharmaceuticals Public Limited Company and GW Pharmaceuticals plc (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-33500), as filed by Jazz with the SEC on February 4, 2021).*

10.1	Credit Agreement, dated as of May 5, 2021, by and among Jazz Pharmaceuticals Public Limited Company, the other borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto, Bank of America, N.A., as administrative agent, and U.S. Bank National Association, as collateral trustee (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-33500), as filed by Jazz with the SEC on May 5, 2021). *

23.1	Consent of Deloitte & Touche LLP.

99.1	Jazz Press Release dated as of May 5, 2021 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-33500), as filed by Jazz with the SEC on May 5, 2021).

99.2	Audited consolidated financial statements of GW as of and for the years ended December 31, 2020 and 2019, and the notes related thereto.

99.3	Unaudited consolidated financial statements of GW as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Jazz agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2021	JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

	By:	/s/ Neena M. Patil
Name: Neena M. Patil
Title: Chief Legal Officer and SVP, Legal and Corporate Affairs